EXHIBIT 10.02

WELLS                                              Wells Fargo Business Credit
FARGO                                              14800 Quorum Drive. Suite 320
                                                   MAC T6312-030
                                                   Dallas, TX 75254
                                                   (972) 386-9912 (0)

November [20], 2007

Jesse Dobrinsky
Cargo Connection Logistics Corp.
600 Bayview Ave.
Inwood, NY 11096

Re: Account Transfer Agreement dated November [20], 2007 between Cargo Connection Logisitics Corp. and Wells Fargo Business Credit

Jesse:

Please acknowledge below, your acceptance of the following amendment to the Account Transfer Agreement referenced above:

         "INITIAL PAYMENT" MEANS NINETY PERCENT (90%) OF THE NET AMOUNT OF AN ACCOUNT.

All other terms and conditions of the Account Transfer Agreement will remain in full force and effect. Wells Fargo Business Credit will reevaluate the Initial Payment percent periodically during the term of the Agreement.

Sincerely,

/s/ Jeffrey Duclow
Jeffrey Duclow
Wells Fargo Business Credit



Acknowledgement of Cargo Connection Logistics Corp. on this 21st day of November, 2007.




         /s/ Scott Goodman
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By:    Scott Goodman
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Its:    Treasurer
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